Exhibit 21.1

LIST OF SUBSIDIARIES OF THE REGISTRANT

Subsidiaries:
Alleghany Memorial Park LLC
Alleghany Memorial Park Subsidiary, Inc.
Altavista Memorial Park LLC
Altavista Memorial Park Subsidiary, Inc.
Arlington Development Company
Augusta Memorial Park Perpetual Care Company
Bedford County Memorial Park LLC
Bedford County Memorial Park Subsidiary LLC
Bethel Cemetery Association
Beth Israel Cemetery Association of Woodbridge, New Jersey
Birchlawn Burial Park LLC
Birchlawn Burial Park Subsidiary, Inc.
Blue Ridge Memorial Gardens LLC
Blue Ridge Memorial Gardens Subsidiary LLC
Butler County Memorial Park LLC
Butler County Memorial Park Subsidiary, Inc.
Cedar Hill Funeral Home, Inc.
Cemetery Investments LLC
Cemetery Investments Subsidiary, Inc.
Cemetery Management Services, L.L.C.
Cemetery Management Services of Mid-Atlantic States L.L.C.
Cemetery Management Services of Ohio, L.L.C.
Cemetery Management Services of Pennsylvania, L.L.C.
Chartiers Cemetery LLC
Chartiers Cemetery Subsidiary LLC
Clover Leaf Park Cemetery Association
CMS West LLC
CMS West Subsidiary LLC
Columbia Memorial Park LLC
Columbia Memorial Park Subsidiary, Inc.
The Corapolis Cemetery Company
The Coraopolis Cemetery Parent LLC
The Coraopolis Cemetery Subsidiary LLC
Cornerstone Family Insurance Services, Inc.
Cornerstone Family Services of New Jersey, Inc.
Cornerstone Family Services of West Virginia LLC
Cornerstone Family Services of West Virginia Subsidiary, Inc.
Cornerstone Funeral and Cremation Services LLC
Covenant Acquisition LLC
Covenant Acquisition Subsidiary, Inc.
Crown Hill Cemetery Association

Subsidiaries:
Eloise B. Kyper Funeral Home, Inc.
Glen Haven Memorial Park LLC
Glen Haven Memorial Park Subsidiary, Inc.
Green Lawn Memorial Park LLC
Green Lawn Memorial Park Subsidiary LLC
Henlopen Memorial Park LLC
Henlopen Memorial Park Subsidiary, Inc.
Henry Memorial Park LLC
Henry Memorial Park Subsidiary, Inc.
J.V. Walker LLC
J.V. Walker Subsidiary LLC
Juniata Memorial Park LLC
Juniata Memorial Park Subsidiary LLC
KIRIS LLC
KIRIS Subsidiary, Inc.
Lakewood/Hamilton Cemetery LLC
Lakewood/Hamilton Cemetery Subsidiary, Inc.
Lakewood Memory Gardens South LLC
Lakewood Memory Gardens Subsidiary, Inc.
Laurel Hill Memorial Park LLC
Laurel Hill Memorial Park Subsidiary, Inc.
Laurelwood Cemetery Company
Laurelwood Cemetery Parent LLC
Laurelwood Cemetery Subsidiary LLC
Laurelwood Holding Company
Laurelwood Management Company
Legacy Estates, Inc.
Locustwood Cemetery Association
Loewen [Virginia] LLC
Loewen [Virginia] Subsidiary, Inc.
Lorraine Park Cemetery LLC
Lorraine Park Cemetery Subsidiary, Inc.
Melrose Land LLC
Melrose Land Subsidiary LLC
Modern Park Development LLC
Modern Park Development Subsidiary, Inc.
Morris Cemetery Perpetual Care Company
Mount Lebanon Cemetery LLC
Mount Lebanon Cemetery Subsidiary LLC
Mt. Airy Cemetery, Inc.
Mt. Airy Cemetery Parent LLC
Mt. Airy Cemetery Subsidiary LLC
Oak Hill Cemetery LLC
Oak Hill Cemetery Subsidiary, Inc.
Osiris Holding Finance Company

Subsidiaries:
Osiris Holding of Maryland LLC
Osiris Holding of Maryland Subsidiary, Inc.
Osiris Holding of Pennsylvania LLC
Osiris Holding of Pennsylvania Subsidiary LLC
Osiris Holding of Rhode Island LLC
Osiris Holding of Rhode Island Subsidiary, Inc.
Osiris Management, Inc.
Osiris Telemarketing Corp.
Perpetual Gardens.Com, Inc.
The Prospect Cemetery LLC
The Prospect Cemetery Subsidiary LLC
Prospect Hill Cemetery LLC
Prospect Hill Cemetery Subsidiary LLC
PVD Acquisitions LLC
PVD Acquisitions Subsidiary, Inc.
Riverside Cemetery LLC
Riverside Cemetery Subsidiary LLC
Riverview Memorial Gardens LLC
Riverview Memorial Gardens Subsidiary LLC
Rockbridge Memorial Gardens LLC
Rockbridge Memorial Gardens Subsidiary Company
Rolling Green Memorial Park LLC
Rolling Green Memorial Park Subsidiary LLC
Rose Lawn Cemeteries LLC
Rose Lawn Cemeteries Subsidiary, Incorporated
Roselawn Development LLC
Roselawn Development Subsidiary Corporation
Russell Memorial Cemetery LLC
Russell Memorial Cemetery Subsidiary, Inc.
Shenandoah Memorial Park LLC
Shenandoah Memorial Park Subsidiary, Inc.
Southern Memorial Sales LLC
Southern Memorial Sales Subsidiary, Inc.
Springhill Memory Gardens LLC
Springhill Memory Gardens Subsidiary, Inc.
Star City Memorial Sales LLC
Star City Memorial Sales Subsidiary, Inc.
Stitham LLC
Stitham Subsidiary, Incorporated
StoneMor Operating LLC
Sunset Memorial Gardens LLC
Sunset Memorial Gardens Subsidiary, Inc.
Sunset Memorial Park LLC
Sunset Memorial Park Subsidiary, Inc.
Temple Hill LLC

Subsidiaries:
Temple Hill Subsidiary Corporation
Tioga County Memorial Gardens LLC
Tioga County Memorial Gardens Subsidiary LLC
Tri-County Memorial Gardens LLC
Tri-County Memorial Gardens Subsidiary LLC
Twin Hills Memorial Park and Mausoleum LLC
Twin Hills Memorial Park and Mausoleum Subsidiary LLC
The Valhalla Cemetery Company LLC
The Valhalla Cemetery Subsidiary Corporation
Virginia Memorial Service LLC
Virginia Memorial Service Subsidiary Corporation
WNC LLC
WNC Subsidiary, Inc.
Westminster Cemetery LLC
Westminster Cemetery Subsidiary LLC
Wicomico Memorial Parks LLC
Wicomico Memorial Parks Subsidiary, Inc.
Willowbrook Management Corp.
Woodlawn Memorial Gardens LLC
Woodlawn Memorial Gardens Subsidiary LLC
Woodlawn Memorial Park Association
Woodlawn Memorial Park Parent LLC
Woodlawn Memorial Park Subsidiary LLC